UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 17, 2021

ARES MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36429	80-0962035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Avenue of the Stars, 12th Floor, Los Angeles, CA	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 201-4100

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ARES	New York Stock Exchange
7.00% Series A Preferred Stock, par value $0.01 per share	ARES.PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 17, 2021 the Board of Directors of Ares Management Corporation (the “Company”) adopted resolutions authorizing a Second Amended and Restated Certificate of Incorporation (the “New Charter”) in connection with an internal reorganization that is expected to occur on or about April 1, 2021. The internal reorganization will consist of, among other matters, a merger of each of Ares Investments L.P. and Ares Offshore Holdings L.P., with and into Ares Holdings, L.P. Accordingly, the New Charter will exclude references to each of Ares Investments L.P. and Ares Offshore Holdings L.P., and will reflect certain other immaterial changes. On February 17, 2021, the New Charter was approved by the written consent of the Company’s stockholders representing 132,902,392 votes, which constituted over a majority of the voting power of the Class A Common Stock and the Class C Common Stock on a combined basis. No other votes are required or necessary to adopt the New Charter.

The New Charter will become effective upon its filing with the Secretary of State of the State of Delaware, which is expected to occur on or about April 1, 2021. A copy of the New Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Forward-Looking Statements

This current report on 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by the Company’s use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Form of Second Amended and Restated Certificate of Incorporation of Ares Management Corporation

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MANAGEMENT CORPORATION

Date: February 22, 2021

	By:	/s/ Naseem Sagati Aghili
	Name:	Naseem Sagati Aghili
	Title:	General Counsel and Secretary